UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):          December 19, 2006


                            Wauwatosa Holdings, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

        Wisconsin                      000-51507                  20-3598485
----------------------------     ---------------------      --------------------
(State or other Jurisdiction     (Commission File Number)    (I.R.S. Employer
   of incorporation                                           Identification
                                                                Number)

    11200 W. Plank Ct,                                           53226
..   Wauwatosa, Wisconsin

---------------------------------------                        ---------
(Address of principal executive office)                        (Zip Code)

             Registrant's telephone number, including area code: 414-761-1000

                                 Not Applicable
                     --------------------------------------
           Former name or former address, if changed since last report



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02      Departure of Directors or Certain Offices; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     On December 19, 2006, Wauwatosa Holdings, Inc (the "Company") entered into an amendment to a letter agreement between Wauwatosa Savings Bank (The "Bank") and Douglas S. Gordon, originally entered into on October 25, 2005. The amendment modifies the letter agreement between the Bank and Mr. Gordon, in light of Mr. Gordon's promotion, effective January 1, 2007, to President and Chief Executive Officer of the Bank, the Company and Lamplighter Financial, MHC, the Company's mutual holding company parent.

     The original letter agreement was filed with the SEC under cover of Current Report on Form 8-K on October 26, 2006. The amendment is filed as an exhibit to this Current Report on Form 8-K.

Item 9.01      Financial Statements and Exhibits.


Exhibit 10.    Amendment to letter agreement.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

December 20, 2006
                                                  Wauwatosa Holdings, Inc.



                                              By: /s/ Richard C. Larson
                                                 -------------------------------
                                              Name:     Richard C. Larson
                                              Title:    Chief Financial Officer

                                  Exhibit Index



     Exhibit No.                                            Description
     -----------                                            -----------

       10                                          Amendment to Letter Agreement